UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: June 27, 2008

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

0-20584

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 27, 2008, our wholly-owned subsidiary ABD Holding Company, Inc., entered into a $20,000,000 revolving line of credit facility with Blue Ridge Investments, L.L.C. to serve as a contingent financing facility. The credit facility is secured by a first priority security interest in our subsidiary’s holdings in the Columbia Strategic Cash Portfolio. We have also guaranteed the obligations of our subsidiary pursuant to the terms of a continuing guaranty. Under the terms of the credit facility, any amounts borrowed bear interest at a per annum rate of LIBOR plus .25%. During the term of the credit facility, we will pay unused commitment fees of .25% on any difference between the total $20,000,000 commitment and the amount of credit actually utilized, calculated on an annual basis and to be paid monthly. Assuming no amounts are borrowed during the full one-year term of the credit facility, the maximum unused annual commitment fees owed would be $50,000, or $12,500 per quarter. The credit facility is available until June 2009 and we can cancel the facility at any time, at which point we would not be obligated to pay future unused commitment fees. A copy of the pledge agreement, letter agreement and promissory note and continuing guaranty are filed as exhibits 10.1, 10.2 and 10.3 to this current report on form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Under the revolving credit facility described above in Item 1.01, we may from time to time incur direct financial obligations that are material in amount, up to a maximum of $20,000,000. The description set forth in item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Title
10.1	Pledge Agreement between ABD Holding Company, Inc. and Blue Ridge Investments, L.L.C.

10.2	Letter Agreement and Promissory Note between ABD Holding Company, Inc. and Blue Ridge Investments, L.L.C.

10.3	Continuing Guaranty between ABD Holding Company, Inc. and Blue Ridge Investments, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Abiomed, Inc.

By:	/s/ Daniel J. Sutherby
Daniel J. Sutherby Chief Financial Officer

Date: July 3, 2008

Exhibit Index

Number	Title
10.1	Pledge Agreement between ABD Holding Company, Inc. and Blue Ridge Investments, L.L.C.

10.2	Letter Agreement and Promissory Note between ABD Holding Company, Inc. and Blue Ridge Investments, L.L.C.

10.3	Continuing Guaranty between ABD Holding Company, Inc. and Blue Ridge Investments, L.L.C.